DELAWARE LIFE ACCELERATOR PRIMESM VARIABLE ANNUITY

An individual flexible payment variable annuity

Issued by Delaware Life Insurance Company

Supplement dated February 11, 2022

to the Prospectus dated December 31, 2021

This supplement contains information regarding the GLWB riders available for purchase.

The Income Boost GLWB, Income Control GLWB and the GLWB/GMPB Combo, with either the Income Boost GLWB or Income Control GLWB , are currently available for purchase until April 3,2022. Thereafter, these riders will no longer be available for purchase. On and after April 4, 2022, Income Boost GLWB v1, Income Control GLWB v1, Flex Income Boost GLWB v1, and Flex Income Control GLWB v1, described in the Prospectus dated December 31, 2021, will be available for purchase.

If you have any questions regarding this Supplement, please call the Service Center toll-free at (800) 374-3714 or write to us by mail - Delaware Life Insurance Company, P.O. Box 80428, Indianapolis, IN 46280; by express mail - Delaware Life Insurance Company, 10555 Group 1001 Way, Zionsville, IN 46077 and by facsimile at (800) 883-9165.

This Supplement must be accompanied by, and read in conjunction with, the current

Prospectus dated December 31, 2021